File Nos. 333-105825
                                                                        811-4630

As filed with the Securities and Exchange Commission on June 30, 2003.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /____/
                                                            ----
         Pre-Effective Amendment No. _1_                   /_X__/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                        JOHN HANCOCK INVESTMENT TRUST III
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
--------------------------------------------------------------------------------
                (Address of principal executive office) Zip Code

                                 (617) 375-1702
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Investment Trust III.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-4559 and 811-4630).

                       JOHN HANCOCK INVESTMENT TRUST III

                    STATEMENT OF INCORPORATION BY REFERENCE

Part A, Part B and Part C of the registrant's registration statement on Form N-14, File Nos. 333-105825 and 811-4630, dated June 4, 2003, are incorporated by reference in their entirety herein.

                                EXPLANATORY NOTE

This Pre-Effective Amendment is being filed for the sole purpose of adding the Semi Annual Report to Shareholders of John Hancock International Fund and John Hancock Pacific Basin Equities Fund both dated April 30, 2003 to Part B of the registration statement.

John Hancock
International
Fund

SEMI
ANNUAL
REPORT

4.30.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 14

For your information
page 29


Dear Fellow Shareholders,

After a strong start to 2003, the stock market succumbed to the pressures of a weak economy, rising oil prices, concerns about corporate earnings and uncertainties about the war in Iraq. The tide turned in April, when the war ended and first-quarter corporate earnings came in better than expected. As a result, the major indexes all gained some ground year to date through April 30, 2003, with the Dow Jones Industrial Average returning 2.50%, the Standard & Poor's 500 Index returning 4.82% and the tech-heavy Nasdaq Composite Index up 9.64%. Bonds, which have outperformed stocks for the last three years, continued their upward trend this year, as investors still sought their relative safety.

After the jarring stock market losses of the last three years, it's a relief for investors to be reminded that the market is indeed cyclical, and does eventually move up -- not just down. But while the stock market has been clawing its way back, the ride has been extremely volatile. Uncertainty still abounds about the strength of the economy, geopolitical issues, corporate governance problems, rising unemployment and the sustainability of corporate earnings growth. And despite rallies late last year and in April, many investors are still so bruised and skeptical that they have remained on the sidelines. Even though the statistics suggest we might be emerging from this long, difficult bear market, we're not quite ready to call it history.

While no one can predict when this bear market cycle will turn, investors can take charge of how they maneuver through such uncertain times. First, take a look at how your portfolio is allocated among stocks, bonds and cash to make sure it's in the proper balance. Work with your investment professional, who knows your long-term goals and can help keep you on the right track, rather than being lured by today's stars, which could wind up tomorrow's laggards. And as always, keep a long-term investment horizon. We believe this offers the best way for you to survive the tough times and reach your investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of April 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing primarily
in stocks of foreign
companies.

Over the last six months

* The buildup to the U.S.-led war against Iraq created uncertainty and unsettled the international stock markets.

* Global economic growth remained sluggish.

* Growth stocks appeared to be coming back into favor.

[Bar chart with heading "John Hancock International Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2003." The chart is scaled in increments of 1% with -1% at the bottom and 1% at the top. The first bar represents the 0.00% total return for Class A. The second bar represents the -0.62% total return for Class B. The third bar represents the -0.62% total return for Class
C. The fourth bar represents the 0.59% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 2.2%   Royal Bank of Scotland Group Plc
 2.0%   Vodafone Group Plc
 1.8%   Teva Pharmaceutical Industries Ltd.
 1.8%   GlaxoSmithKline Plc
 1.7%   Australia & New Zealand Banking Group Ltd.
 1.6%   ING Groep NV
 1.5%   Credit Suisse Group
 1.5%   Gallaher Group Plc
 1.5%   Diageo Plc
 1.4%   Novartis AG

As a percentage of net assets on April 30, 2003.



BY LORETTA MORRIS FOR THE NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
PORTFOLIO MANAGEMENT TEAM

John Hancock
International Fund

MANAGERS'
REPORT

Upon shareholder approval, John Hancock Global Fund and John Hancock European Equity Fund were merged into John Hancock International Fund at the close of business on May 9, 2003.

The international stock markets endured yet another challenging period during the six months ended April 30, 2003. Sluggish economic growth worldwide, the specter of war in Iraq and deteriorating conditions in the German and Japanese financial systems dampened investor sentiment. Despite these issues, international equities held up remarkably well.

"The international
 stock markets
 endured yet another
 challenging period..."

The international equity market became sharply oversold in the third quarter and into the fourth quarter of 2002, with investor sentiment dampened by anemic growth rates, pessimism over financial services companies (particularly in Germany), the overhang of the Iraq situation and terrorism, and debt downgrades from credit-rating agencies. Then, in early October, international equities rallied sharply as many beaten-down stocks rebounded. In December, international stocks retreated somewhat as concerns arose that per-share earnings estimates remained high.

The year opened with a steady drumbeat of news surrounding the prospect of U.S.-led military action in Iraq. The international stock markets came under pressure in the first quarter of 2003 as a combination of war worries and weak economic data spurred a sell-off in equities. A snap-back in late March erased almost all of January and February's losses. In April, the international stock markets staged a strong rally as the situation in Iraq appeared to be nearing resolution, energy prices moderated and earnings -- although still weak -- came in slightly better than anticipated.

FUND PERFORMANCE EXPLAINED

For the six months ended April 30, 2003, the Fund's Class A, Class B, Class C and Class I shares posted total returns of 0.00%, -0.62%, -0.62% and 0.59%, respectively, at net asset value. During the same period, the average international fund returned 0.92%, according to Lipper, Inc.1, while the benchmark MSCI All-Country World Free Ex-U.S. Index advanced 3.08%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

The portfolio's underperformance relative to both peers and the benchmark is attributable to disappointing stock selection in the consumer durables sector and underweight holdings in financial services companies, which had been under pressure but snapped back late in the period. Specifically, the portfolio's holdings in money center banks and companies classified as "other financial" lagged their counterparts in the benchmark. By country, stock selection in Japan and Australia negatively influenced performance.

"Integrated oil companies
 and food chains in the
 Fund performed especially
 well..."

On the positive side, both relative and absolute portfolio returns were driven by strong stock selection and slightly overweight holdings in the retail trade, technology and energy sectors. Integrated oil companies and food chains in the Fund performed especially well on a relative basis, as did industrial engineering holdings on an absolute basis. Holdings in France and Germany -- where many hard-hit financial services firms that staged a late-period recovery are domiciled -- contributed to relative returns, as did Brazilian stocks. Brazil's stock market surged more than 40% on positive signs of reform from its recently elected leadership.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Banks-Foreign 18%, the second is Telecommunications 13%, the third Oil & gas 10%, the fourth Medical 8%, and the fifth Utilities 7%.]

Gainers included Ryanair, an Irish discount airline that benefited from increased market share; Teva Pharmaceutical, a generic drug maker based in Israel that advanced on steady demand and firming prices; and Royal Bank of Scotland, which gained due to solid organic growth, cost control and its diversity of brands and businesses. Decliners included a number of Japanese companies, such as Nomura Securities, Mitsubishi Tokyo and Sony, all of which traded lower on concerns over the state of Japan's overall economy.

[Bar chart at middle of page with heading "Top countries As a percentage of net assets on 4-30-03." The chart is divided into five sections: United Kingdom 23%, Japan 13%, Netherlands 6%,
Switzerland 5% and Canada 5%.]

FUND MOVES

During the period, as a result of our bottom-up assessment of individual stocks' appreciation potential, assets were shifted out of Italy and Japan in favor of opportunities identified in the United Kingdom and the Netherlands. By sector, we increased our weighting in financial services stocks as a result of their improved outlook, and reduced exposure to the energy, producers/manufacturing and consumer durables sectors.

At period's end, relative to its benchmark, the Fund was overweight stocks in the transportation and utilities sector and underweight producers/manufacturing and consumer durables stocks. By country, overweights included Ireland and Brazil while underweights included France and Japan.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Ryanair followed by an up arrow with the phrase "Surging passenger load amid cutbacks by long-haul carriers." The second listing is Corus Group followed by a down arrow with the phrase "Failed to sell aluminum unit; carbon steel unit is losing money." The third listing is Credit Suisse Group followed by an up arrow with the phrase "Bounced back from an oversold condition."]

OUTLOOK

Overall, our outlook is becoming more positive. First-quarter corporate earnings were better than expected, but against lowered expectations; the overhang of Iraq has been removed; and developed economies appear to be strengthening somewhat. We believe that, absent an extraordinary event, we are in a bottoming process. In Asia, we continue to monitor the SARS outbreak closely, but believe aggressive action by health ministers and the World Health Organization seems to be impeding its spread.

"Overall, our outlook is
 becoming more positive."

A more selective environment focusing on fundamental strength bodes well for our style, which is predicated on identifying companies that are benefiting from positive, sustainable change and investing in them just as the market is recognizing strength. Currently, we are looking closely for stocks that will benefit over the intermediate term and continue to strengthen when higher-growth stocks come back into favor.

As we look forward, we believe better times lie ahead for the international equity markets. We appreciate your patience and com-mend you for staying the course throughout this difficult period.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2003

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
World Free Ex-U.S.
Index, an unmanaged
index of freely
traded stocks of
foreign companies.

It is not possible to
invest in an index.

                  Class A    Class B    Class C    Class I 1    Index
Inception date     1-3-94     1-3-94     6-1-98     3-1-02        --

Average annual returns with maximum sales charge (POP)
One year          -24.22%    -24.82%    -22.42%    -19.53%    -15.23%
Five years        -12.31%    -12.39%        --         --      -4.95%
Since inception    -5.25%     -5.42%    -12.21%    -14.49%        --

Cumulative total returns with maximum sales charge (POP)
Six months         -5.03%     -5.59%     -2.63%      0.59%      3.08%
One year          -24.22%    -24.82%    -22.42%    -19.53%    -15.23%
Five years        -48.15%    -48.38%        --         --     -22.40%
Since inception   -39.53%    -40.49%    -47.26%    -16.67%        --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI All Country World Free Ex-U.S. Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $11,336 as of April 30, 2003. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund, before sales charge, and is equal to $6,367 as of April 30, 2003. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $6,047 as of April 30, 2003.

                                    Class B 1    Class C 1    Class I 2
Period beginning                     1-3-94       6-1-98       3-1-02
Without sales charge                 $5,951       $5,325       $8,333
With maximum sales charge                --       $5,272           --
Index                               $11,336       $7,903       $8,996

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of April 30, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2003
(unaudited)

This schedule is divided into five main categories: common stocks, preferred stocks, options, rights and short-term investments. Common stocks, preferred stocks, options and rights are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES     ISSUER                                                                                              VALUE
COMMON STOCKS 95.08%                                                                                     $10,344,064
(Cost $9,727,491)

Australia 3.94%                                                                                              428,700
   15,700  Australia & New Zealand Banking Group Ltd.
           (Banks -- Foreign)                                                                                183,165
   20,000  Foster's Group Ltd. (Beverages)                                                                    56,049
   15,000  News Corp., Ltd. (The) (Media)                                                                    106,782
   10,233  Woolworths Ltd. (Retail)                                                                           82,704

Belgium 1.03%                                                                                                111,600
    5,000  Interbrew SA (Beverages)                                                                          111,600

Bermuda 0.32%                                                                                                 35,280
      900  Nabors Industries Ltd.* (Oil & Gas)                                                                35,280

Brazil 2.55%                                                                                                 276,827
    2,300  Aracruz Celulose SA American Depositary
           Receipts (ADR) (Paper & Paper Products)                                                            48,300
    3,900  Companhia de Bebidas das Americas (ADR) (Beverages)                                                77,571
    2,600  Petroleo Brasileiro SA (ADR) (Oil & Gas)                                                           44,486
    6,300  Tele Norte Leste Participacoes SA (ADR) (Telecommunications)                                       68,355
    2,100  Uniao de Bancos Brasileiros SA (ADR) (Banks -- Foreign)                                            38,115

Canada 5.20%                                                                                                 565,216
    1,300  Biovail Corp.* (Medical)                                                                           46,995
    2,100  Canadian National Railway Co. (Transportation)                                                    102,123
    1,800  Loblaw Cos., Ltd. (Retail)                                                                         70,263
    1,500  Petro-Canada (Oil & Gas)                                                                           49,425
    4,300  Placer Dome, Inc. (Metal)                                                                          42,527
    3,000  Shoppers Drug Mart Corp.* (Retail)                                                                 49,874
    3,800  Suncor Energy, Inc. (Oil & Gas)                                                                    62,486
    1,600  Talisman Energy, Inc. (Oil & Gas)                                                                  63,824
    1,900  Telus Corp. (Telecommunications)                                                                   27,680
    3,718  Telus Corp. (Non-Voting Shares) (Telecommunications)                                               50,019

China 1.09%                                                                                                  118,374
  454,000  China Telecom Corp., Ltd. (H Shares)
           (Telecommunications)                                                                               86,736
   94,000  Jiangsu Expressway Co., Ltd. (H Shares) (Transportation)                                           31,638

Denmark 0.46%                                                                                                 49,755
    2,000  TDC AS (Telecommunications)                                                                        49,755

Finland 1.47%                                                                                                159,978
    2,600  Nokia Oyj (ADR) (Telecommunications)                                                               43,988
    7,000  Nokia Oyj (Telecommunications)                                                                    115,990

France 3.72%                                                                                                 404,740
    7,500  Alcatel SA (Telecommunications)                                                                    61,436
    2,600  BNP Paribas SA (Banks -- Foreign)                                                                 122,041
    1,900  France Telecom SA (Telecommunications)                                                             43,892
      700  Michelin (CGDE) (B Shares) (Rubber -- Tires & Misc.)                                               25,897
    5,000  Suez SA (Pollution Control)                                                                        81,412
    4,300  Vivendi Universal SA (Media)                                                                       70,062

Germany 3.78%                                                                                                411,639
    1,700  BASF AG (Chemicals)                                                                                75,224
    5,100  Deutsche Telekom AG (Telecommunications)                                                           68,185
    2,100  E.ON AG (Utilities)                                                                                99,603
      800  Muenchener Rueckversicherungs-Gesellschaft AG
           (Insurance)                                                                                        79,637
    1,800  Siemens AG (Diversified Operations)                                                                88,990

Hong Kong 1.91%                                                                                              208,217
   10,000  Cheung Kong (Holdings) Ltd. (Real Estate Operations)                                               55,442
   20,000  CLP Holdings Ltd. (Utilities)                                                                      81,805
   54,000  CNOOC Ltd. (Oil & Gas)                                                                             70,970

Hungary 0.67%                                                                                                 73,005
    6,800  OTP Bank Rt. (Banks -- Foreign)                                                                    73,005

Ireland 2.20%                                                                                                239,393
    7,000  Allied Irish Banks Plc (Banks -- Foreign)                                                         107,415
   10,800  Bank of Ireland (Banks -- Foreign)                                                                131,978

Israel 1.80%                                                                                                 196,140
    4,200  Teva Pharmaceutical Industries Ltd. (ADR) (Medical)                                               196,140

Italy 3.42%                                                                                                  372,279
    7,300  ENI SpA (Oil & Gas)                                                                               104,034
    6,300  Mediaset SpA (Media)                                                                               53,856
   29,800  Snam Rete Gas SpA (Utilities)                                                                     108,084
   24,300  UniCredito Italiano SpA (Banks -- Foreign)                                                        106,305

Japan 12.55%                                                                                               1,365,343
   11,000  Asahi Glass Co., Ltd. (Building)                                                                   58,569
    2,000  CANON, Inc. (Office)                                                                               80,832
   10,000  Dai Nippon Printing Co., Ltd. (Printing -- Commercial)                                             97,099
       16  East Japan Railway Co. (Transportation)                                                            72,447
    1,900  Fanuc Ltd. (Electronics)                                                                           77,746
    1,500  Hoya Corp. (Electronics)                                                                           88,672
       30  Japan Telecom Holdings Co., Ltd. (Telecommunications)                                              82,006
    4,000  Kao Corp. (Cosmetics & Personal Care)                                                              72,950
       30  KDDI Corp. (Telecommunications)                                                                    91,062
      550  Keyence Corp. (Electronics)                                                                        88,408
       11  Millea Holdings, Inc.* (Insurance)                                                                 71,390
       19  Mitsubishi Tokyo Financial Group, Inc. (Banks -- Foreign)                                          64,364
    3,000  Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                           89,804
    2,500  Takeda Chemical Industries Ltd. (Medical)                                                          91,607
    3,200  Tokyo Electric Power Co., Inc. (Utilities)                                                         64,934
   22,000  Tokyo Gas Co., Ltd. (Utilities)                                                                    71,575
    4,500  Toyota Motor Corp. (Automobiles/Trucks)                                                           101,878

Netherlands 5.81%                                                                                            632,381
    7,500  Aegon NV (Insurance)                                                                               76,250
    6,500  ASML Holding NV (NY Reg Shares)* (Electronics)                                                     57,265
   10,700  ING Groep NV (Insurance)                                                                          173,744
    2,700  Royal Dutch Petroleum Co. (Oil & Gas)                                                             110,433
    7,300  TPG NV (Transportation)                                                                           113,892
    1,600  Unilever NV (Food)                                                                                100,797

Norway 0.54%                                                                                                  58,690
    7,400  Statoil ASA (Oil & Gas)                                                                            58,690

Russia 1.05%                                                                                                 114,606
      900  LUKOIL (ADR) (Oil & Gas)                                                                           61,956
      300  YUKOS (ADR) (Oil & Gas)                                                                            52,650

Singapore 0.68%                                                                                               74,341
    8,000  Singapore Press Holdings Ltd. (Media)                                                              74,341

South Korea 3.42%                                                                                            371,905
    2,700  Korea Electric Power Corp. (Utilities)                                                             45,444
    2,850  LG Electronics, Inc. (Electronics)                                                                 98,284
      800  Samsung Electronics Ltd.* Global Depositary Receipt
           (GDR) (Electronics) (R)                                                                           100,411
    2,000  SK Telecom Co., Ltd. (ADR) (Telecommunications)                                                    30,400
      700  SK Telecom Co., Ltd. (Telecommunications)                                                          97,366

  Spain 3.33%                                                                                                361,852
    1,400  Banco Popular Espanol SA (Banks -- Foreign)                                                        67,870
    9,000  Endesa SA (Utilities)                                                                             127,659
    2,900  Repsol YPF, SA (Oil & Gas)                                                                         42,235
   11,220  Telefonica SA* (Telecommunications)                                                               124,088

Sweden 2.86%                                                                                                 311,160
    5,900  Hennes & Mauritz AB (B Shares) (Retail)                                                           131,276
   13,400  Skandinaviska Enskilda Banken AB (A Shares)
           (Banks -- Foreign)                                                                                139,247
    1,200  Svenska Cellulosa AB (B Shares) (Paper & Paper Products)                                           40,637

Switzerland 5.31%                                                                                            577,953
    1,200  Converium Holding AG* (Insurance)                                                                  54,192
    7,000  Credit Suisse Group (Banks -- Foreign)                                                            167,220
    3,932  Novartis AG (Medical)                                                                             155,100
    1,600  Roche Holding AG (Medical)                                                                        101,806
    2,100  UBS AG (Banks -- Foreign)                                                                          99,635

Taiwan 1.14%                                                                                                 124,236
   59,000  Nanya Technology Corp.* (Electronics)                                                              32,166
           Taiwan Semiconductor Manufacturing Co., Ltd.*
   11,000  (ADR) (Electronics)                                                                                92,070

United Kingdom 22.85%                                                                                      2,485,493
    3,000  AstraZeneca Plc (Medical)                                                                         117,712
      400  Barclays Plc (ADR) (Banks -- Foreign)                                                              11,208
   20,858  Barclays Plc (Banks -- Foreign)                                                                   144,097
   17,963  BHP Billiton Plc (Metal)                                                                           91,871
   18,700  BP Plc (Oil & Gas)                                                                                118,504
   11,100  British Sky Broadcasting Group Plc* (Media)                                                       115,048
   14,400  Diageo Plc (Beverages)                                                                            159,724
   16,900  Gallaher Group Plc (Tobacco)                                                                      160,038
    9,500  GlaxoSmithKline Plc (Medical)                                                                     190,401
   10,600  HBOS Plc (Banks -- Foreign)                                                                       124,182
    6,779  InterContinental Hotels Group Plc* (Leisure)                                                       41,171
   20,000  Kingfisher Plc (Retail)                                                                            78,155
   14,900  Lloyds TSB Group Plc (Banks -- Foreign)                                                            97,995
    7,800  Man Group Plc (Finance)                                                                           131,521
    6,779  Mitchells & Butler Plc* (Retail)                                                                   22,969
  101,000  mm02 Plc* (Telecommunications)                                                                     89,994
   16,500  National Grid Transco Plc (Utilities)                                                             108,386
    3,400  Reckitt Benckiser Plc (Soap & Cleaning Preparations)                                               59,965
    9,122  Royal Bank of Scotland Group Plc (Banks -- Foreign)                                               239,247
   28,100  Tesco Plc (Retail)                                                                                 88,924
    3,700  Vodafone Group Plc (ADR) (Telecommunications)                                                      73,112
  112,100  Vodafone Group Plc (Telecommunications)                                                           221,269

United States 1.98%                                                                                          214,961
    2,400  GlobalSantaFe Corp. (Oil & Gas)                                                                    50,784
    2,300  Noble Corp.* (Oil & Gas)                                                                           71,185
    1,400  Schlumberger Ltd. (Oil & Gas)                                                                      58,702
    1,800  Transocean, Inc.* (Oil & Gas)                                                                      34,290

OPTIONS 0.57%                                                                                                $61,570
(Cost $57,232)

Ireland 0.57%                                                                                                 61,570
    9,000  Ryanair Holdings Plc (Transportation)
           Zero Strike Call Expiration 2-27-04                                                                61,570

PREFERRED STOCKS 0.83%                                                                                       $89,931
(Cost $91,758)

Germany 0.67%                                                                                                 72,763
      200  Porsche AG (Automobiles/Trucks)                                                                    72,763

Japan 0.16%                                                                                                   17,168
3,000,000  SMFG Finance Ltd. (Banks -- Foreign) (R)                                                           17,168

RIGHTS 0.05%                                                                                                   5,531
(Cost $0)

Netherlands 0.05%                                                                                              5,531
   13,600  Aegon NV* (Insurance)                                                                               5,531

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE   (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 4.08%                                                                                $444,000
(Cost $444,000)

Joint Repurchase Agreement 4.08%
Investment in a joint repurchase agreement transaction
with State Street Bank & Trust Co. -- Dated 04-30-03,
due 05-01-03 (Secured by U.S. Treasury Inflation Indexed
Bond, 3.875% due 04-15-29 and U.S. Treasury Inflation
Indexed Notes, 3.000% thru 3.875%, due 01-15-07
thru 07-15-12)                                                                  1.280%           $444        444,000

TOTAL INVESTMENTS 100.61%                                                                                $10,945,096

OTHER ASSETS & LIABILITIES, NET (0.61%)                                                                     ($66,175)

TOTAL NET ASSETS 100.00%                                                                                 $10,878,921


  * Non-income-producing security.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $117,579 or 1.08% of net assets as of April 30, 2003.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

April 30, 2003
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industry groups.

                                         VALUE AS A PERCENTAGE
INVESTMENT DISTRIBUTION                      OF NET ASSETS
Automobiles/Trucks                                    1.60%
Banks -- Foreign                                     17.78
Beverages                                             3.72
Building                                              0.54
Chemicals                                             1.52
Cosmetics & Personal Care                             0.67
Diversified Operations                                0.82
Electronics                                           5.84
Finance                                               1.21
Food                                                  0.93
Insurance                                             4.23
Leisure                                               0.38
Media                                                 3.86
Medical                                               8.27
Metal                                                 1.24
Office                                                0.74
Oil & Gas                                            10.02
Paper & Paper Products                                0.82
Pollution Control                                     0.75
Printing -- Commercial                                0.89
Real Estate Operations                                0.51
Retail                                                4.82
Rubber -- Tires & Misc.                               0.24
Short-Term Investments                                4.08
Soap & Cleaning Preparations                          0.55
Telecommunications                                   13.10
Tobacco                                               1.47
Transportation                                        3.51
Utilities                                             6.50

Total investments                                   100.61%

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


ASSETS
Investments at value (cost $10,320,481)                           $10,945,096
Cash                                                                      783
Foreign cash at value (cost $19,628)                                   19,628
Receivable for investments sold                                       496,829
Receivable for shares sold                                             30,412
Dividends and interest receivable                                      69,769
Other assets                                                            2,243

Total assets                                                       11,564,760

LIABILITIES
Payable for investments purchased                                     593,909
Payable for shares repurchased                                          4,797
Payable to affiliates                                                  14,299
Other payables and accrued expenses                                    72,834

Total liabilities                                                     685,839

NET ASSETS
Capital paid-in                                                    25,485,530
Accumulated net realized loss on investments and
  foreign currency transactions                                   (15,163,284)
Net unrealized appreciation of investments and
  translation of assets and liabilities in foreign currencies         625,761
Accumulated net investment loss                                       (69,086)

Net assets                                                        $10,878,921

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($5,193,899 [DIV] 1,018,621 shares)                             $5.10
Class B ($3,955,911 [DIV] 827,019 shares)                               $4.78
Class C ($847,707 [DIV] 177,160 shares)                                 $4.78
Class I ($881,404 [DIV] 171,282 shares)                                 $5.15

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($5.10 [DIV] 95%)                                             $5.37
Class C ($4.78 [DIV] 99%)                                               $4.83

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2003
(unaudited)1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $19,431)              $132,470
Interest                                                                2,275

Total investment income                                               134,745

EXPENSES
Investment management fee                                              55,689
Class A distribution and service fee                                    7,833
Class B distribution and service fee                                   20,917
Class C distribution and service fee                                    3,888
Class A, B and C transfer agent fee                                   115,115
Class I transfer agent fee                                              5,333
Registration and filing fee                                            33,383
Auditing fee                                                           17,964
Custodian fee                                                          13,006
Printing                                                                8,284
Accounting and legal services fee                                       1,492
Miscellaneous                                                           1,337
Trustees' fee                                                             369
Legal fee                                                                 166

Total expenses                                                        284,776
Less expense reductions                                               (81,569)

Net expenses                                                          203,207

Net investment loss                                                   (68,462)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                        (1,176,145)
Foreign currency transactions                                         (21,103)
Change in net unrealized appreciation (depreciation) of
Investments                                                         1,181,811
Translation of assets and liabilities in foreign currencies             1,694

Net realized and unrealized loss                                      (13,743)

Decrease in net assets from operations                               ($82,205)

1 Semiannual period from 11-1-02 through 4-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                          YEAR        PERIOD
                                                         ENDED         ENDED
                                                      10-31-02       4-30-03 1

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                  ($144,114)     ($68,462)

Net realized loss                                    2,546,024)   (1,197,248)
Change in net unrealized appreciation
  (depreciation)                                        56,756     1,183,505

Decrease in net assets resulting
  from operations                                    2,633,382)      (82,205)

From Fund share transactions                          (280,938)   (1,103,231)

NET ASSETS
Beginning of period                                  4,978,677    12,064,357

End of period 2                                      2,064,357   $10,878,921

1 Semiannual period from 11-1-02 through 4-30-03. Unaudited.

2 Includes accumulated net investment loss of $624 and $69,086, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02     4-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.41       $8.81      $10.95       $9.45       $6.18       $5.10
Net investment loss 2                                       -- 3     (0.02)      (0.04)      (0.05)      (0.04)      (0.03)
Net realized and unrealized
  gain (loss) on investments                              0.47        2.16       (1.01)      (3.22)      (1.04)       0.03
Total from
  investment operations                                   0.47        2.14       (1.05)      (3.27)      (1.08)         --
Less distributions
From net realized gain                                   (0.07)         --       (0.45)         --          --          --

Net asset value,
  end of period                                          $8.81      $10.95       $9.45       $6.18       $5.10       $5.10
Total return 4,5 (%)                                      5.61       24.29      (10.15)     (34.60)     (17.48)       0.00 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $6          $7         $15          $8          $6          $5
Ratio of expenses
  to average net assets (%)                               1.79        1.96        1.88        2.23        2.38        3.46 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             3.65        3.81        3.44        3.83        4.43        4.91 7
Ratio of net investment income
  (loss) to average net assets (%)                        0.04       (0.20)      (0.43)      (0.65)      (0.68)      (1.04) 7
Portfolio turnover (%)                                     129         113         163         278         228 9        98

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02     4-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $8.22       $8.55      $10.55       $9.04       $5.86       $4.81
Net investment loss 2                                    (0.06)      (0.09)      (0.12)      (0.10)      (0.08)      (0.04)
Net realized and unrealized
  gain (loss) on investments                              0.46        2.09       (0.94)      (3.08)      (0.97)       0.01
Total from
  investment operations                                   0.40        2.00       (1.06)      (3.18)      (1.05)      (0.03)
Less distributions
From net realized gain                                   (0.07)         --       (0.45)         --          --          --

Net asset value,
  end of period                                          $8.55      $10.55       $9.04       $5.86       $4.81       $4.78
Total return 4,5 (%)                                      4.88       23.39      (10.65)     (35.18)     (17.92)      (0.62) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $10          $9         $12          $6          $5          $4
Ratio of expenses
  to average net assets (%)                               2.49        2.63        2.57        2.93        3.08        4.16 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             4.35        4.48        4.13        4.53        5.13        5.62 7
Ratio of net investment loss
  to average net assets (%)                              (0.66)      (0.91)      (1.13)      (1.34)      (1.38)      (1.76) 7
Portfolio turnover (%)                                     129         113         163         278         228 9        98

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                         10-31-98 10  10-31-99    10-31-00    10-31-01    10-31-02     4-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $9.36        $8.55      $10.57       $9.05       $5.87       $4.81
Net investment loss 2                                   (0.03)       (0.10)      (0.11)      (0.10)      (0.08)      (0.04)
Net realized and unrealized
  gain (loss) on investments                            (0.78)        2.12       (0.96)      (3.08)      (0.98)       0.01
Total from
  investment operations                                 (0.81)        2.02       (1.07)      (3.18)      (1.06)      (0.03)
Less distributions
From net realized gain                                     --           --       (0.45)         --          --          --

Net asset value,
  end of period                                         $8.55       $10.57       $9.05       $5.87       $4.81       $4.78
Total return 4,5 (%)                                    (8.65) 6     23.63      (10.72)     (35.14)     (18.06)      (0.62) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            -- 11        -- 11       $1          $1          $1          $1
Ratio of expenses
  to average net assets (%)                              2.29 7       2.66        2.57        2.93        3.08        4.16 7
Ratio of adjusted expenses
  to average net assets 8 (%)                            4.15 7       4.51        4.13        4.53        5.13        5.66  7
Ratio of net investment loss
  to average net assets (%)                             (1.27) 7     (1.04)      (1.07)      (1.35)      (1.38)      (1.62)7
Portfolio turnover (%)                                    129          113         163         278         228 9        98

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          10-31-02 10  4-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $6.18       $5.12
Net investment income (loss) 2                           (0.01)       0.01
Net realized and unrealized
  gain (loss) on investments                             (1.05)       0.02
Total from
  investment operations                                  (1.06)       0.03

Net asset value,
  end of period                                          $5.12       $5.15
Total return 4,5 (%)                                    (17.15) 6     0.59 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $1
Ratio of expenses
  to average net assets (%)                               2.04 7      2.02 7
Ratio of adjusted expenses
  to average net assets 8 (%)                             4.09 7      3.48 7
Ratio of net investment income (loss)
  to average net assets (%)                              (0.34) 7     0.39 7
Portfolio turnover (%)                                     228 9        98

 1 Semiannual period from 11-1-02 through 4-30-03. Unaudited.

 2 Based on the average of the shares outstanding.

 3 Less than $0.01 per share.

 4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 6 Not annualized.

 7 Annualized.

 8 Does not take into consideration expense reductions during the periods shown.

 9 Excludes merger activity.

10 Class C and Class I shares began operations on 6-1-98 and 3-1-02, respectively.

11 Less than $500,000.


See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock International Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distri bution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2003.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions. The Fund had no open forward foreign currency exchange contracts on April 30, 2003.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $13,871,763 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2007 -- $636,448, October 31, 2008 -- $2,888,578, October 31, 2009 -- $7,757,736
and October 31, 2010 -- $2,589,001. Availability of a certain amount of this loss carryforward that was acquired on June 7, 2002 in a merger with John Hancock International Equity Fund may be limited in a given year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next
$250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management LP. The Fund is not responsible for the payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees and transfer agent fee, to 0.90% of the Fund's average daily net assets, at least until February 24, 2004. Accordingly, the expense reduction amounted to $81,569 for the period ended April 30, 2003. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2003, JH Funds received net up-front sales charges of $6,991 with regard to sales of Class A shares. Of this amount, $632 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,198 was paid as sales commissions to unrelated broker-dealers and $1,161 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2003, JH Funds received net up-front sales charges of $2,128 with regard to sales of Class C shares. Of this amount, $1,984 was paid as sales commissions to unrelated broker-dealers and $144 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2003, CDSCs received by JH Funds amounted to $11,440 for Class B shares and $43 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each Class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus certain out-of-pocket expenses attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, issued in reorganization and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 10-31-02         PERIOD ENDED 4-30-03 1
                              SHARES          AMOUNT       SHARES          AMOUNT
CLASS A SHARES
Sold                        1,608,472     $9,646,755      357,443      $1,807,695
Repurchased                (1,773,317)   (10,715,750)    (430,981)     (2,154,643)
Net decrease                 (164,845)   ($1,068,995)     (73,538)      ($346,948)

CLASS B SHARES
Sold                          397,117     $2,291,714      113,489        $527,437
Repurchased                  (510,300)    (2,891,269)    (265,029)     (1,231,276)
Net decrease                 (113,183)     ($599,555)    (151,540)      ($703,839)

CLASS C SHARES
Sold                          295,202     $1,675,337       85,635        $394,959
Repurchased                  (271,816)    (1,534,260)     (71,294)       (331,576)
Net increase                   23,386       $141,077       14,341         $63,383

CLASS I SHARES 2
Sold                           34,945       $187,366       21,795        $107,664
Issued in reorganization      257,801      1,609,274           --              --
Repurchased                   (96,794)      (550,105)     (46,465)       (223,491)
Net increase (decrease)       195,952     $1,246,535      (24,670)      ($115,827)

NET DECREASE                  (58,690)     ($280,938)    (235,407)    ($1,103,231)

1 Semiannual period from 11-1-02 through 4-30-03. Unaudited.

2 Class I shares began operations on 3-1-02.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2003, aggregated $10,676,133 and $11,437,691, respectively.

The cost of investments owned on April 30, 2003, including short-term investments, for federal income tax purposes was $10,414,006. Gross unrealized appreciation and depreciation of investments aggregated $913,559 and $382,469, respectively, resulting in net unrealized appreciation of $531,090. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

NOTE E
Reorganization

On May 29, 2002, the shareholders of John Hancock International Equity Fund ("International Equity Fund") approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of International Equity Fund in exchange solely for Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 257,801 Class I shares of the Fund for the net assets of the International Equity Fund, which amounted to $1,609,274, including $62,490 of unrealized appreciation, after the close of business on June 7, 2002.

NOTE F
Proposed reorganization

On November 19, 2002, the Trustees approved the reorganization of John Hancock European Equity Fund and John Hancock Global Fund into John Hancock International Fund, subject to the approval by shareholders.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Classic Value Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell
Maureen R. Ford
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
International Fund.

400SA  4/03
       6/03

John Hancock
Pacific Basin
Equities Fund

SEMI
ANNUAL
REPORT

4.30.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 25



Dear Fellow Shareholders,

After a strong start to 2003, the stock market succumbed to the pressures of a weak economy, rising oil prices, concerns about corporate earnings and uncertainties about the war in Iraq. The tide turned in April, when the war ended and first-quarter corporate earnings came in better than expected. As a result, the major indexes all gained some ground year to date through April 30, 2003, with the Dow Jones Industrial Average returning 2.50%, the Standard & Poor's 500 Index returning 4.82% and the tech-heavy Nasdaq Composite Index up 9.64%. Bonds, which have outperformed stocks for the last three years, continued their upward trend this year, as investors still sought their relative safety.

After the jarring stock market losses of the last three years, it's a relief for investors to be reminded that the market is indeed cyclical, and does eventually move up -- not just down. But while the stock market has been clawing its way back, the ride has been extremely volatile. Uncertainty still abounds about the strength of the economy, geopolitical issues, corporate governance problems, rising unemployment and the sustainability of corporate earnings growth. And despite rallies late last year and in April, many investors are still so bruised and skeptical that they have remained on the sidelines. Even though the statistics suggest we might be emerging from this long, difficult bear market, we're not quite ready to call it history.

While no one can predict when this bear market cycle will turn, investors can take charge of how they maneuver through such uncertain times. First, take a look at how your portfolio is allocated among stocks, bonds and cash to make sure it's in the proper balance. Work with your investment professional, who knows your long-term goals and can help keep you on the right track, rather than being lured by today's stars, which could wind up tomorrow's laggards. And as always, keep a long-term investment horizon. We believe this offers the best way for you to survive the tough times and reach your investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of April 30, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by
investing
primarily in stocks
of companies
located in the
Pacific Basin.

Over the last six months

* The buildup to the U.S.-led war against Iraq created uncertainty and unsettled the international stock markets.

* Global economic growth remained sluggish.

* Growth stocks appeared to be coming back into favor.

[Bar chart with heading "John Hancock Pacific Basin Equities Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2003." The chart is scaled in increments of 7% with -14% at the bottom and 0% at the top. The first bar represents the -11.81% total return for Class A. The second bar represents the -12.16% total return for Class B. The third bar represents the -12.16% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.4%   Samsung Electronics Co., Ltd.
 3.3%   Toyota Motor Corp.
 3.1%   BYD Co., Ltd.
 2.5%   Hyundai Department Store Co., Ltd.
 2.5%   Hoya Corp.
 2.5%   Shinsegae Co., Ltd.
 2.4%   Shinhan Financial Group Co., Ltd.
 2.3%   Taiwan Semiconductor Manufacturing Co. Ltd.
 2.3%   Ssangyong Motor Co.
 2.3%   Chartered Semiconductor Manufacturing Ltd.

As a percentage of net assets on April 30, 2003.



BY SHU NUNG LEE, CFA, FOR THE NICHOLAS-APPLEGATE CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

John Hancock
Pacific Basin Equities Fund

MANAGERS'
REPORT

The international stock markets endured yet another challenging period during the six months ended April 30, 2003. Sluggish economic growth worldwide, the specter of war in Iraq and deteriorating conditions in the German and Japanese financial systems dampened investor sentiment. Amid such uncertainty, Pacific Rim equities lost ground in the period, with the representative MSCI All Country Pacific Free Index returning -4.98%.

In early October, shortly before the period began, international equities, which became sharply oversold in the third quarter, rallied as many beaten-down stocks rebounded. Late in 2002, international stocks retreated somewhat as concerns arose that per-share earnings estimates remained high.

"Amid such uncertainty,
 Pacific Rim equities lost
 ground in the period..."

The new year opened with investors holding high hopes, but declines in each month of the first quarter dashed those hopes, as a combination of war worries and weak economic data spurred a sell-off in stocks. In developed markets, European equities outperformed Japanese equities, in part due to a somewhat stronger euro and slightly weaker yen. Asian performance was hurt most by negative returns in Korea, India and China. In April, the international stock markets staged a strong rally as the situation in Iraq appeared to be nearing resolution, energy prices moderated and earnings -- although still weak -- came in slightly better than anticipated. However, Pacific Rim equities advanced significantly less than their counterparts in the United States and Europe.

FUND PERFORMANCE EXPLAINED

For the six months ended April 30, 2003, John Hancock Pacific Basin Equities Fund's Class A, Class B and Class C shares posted total returns of -11.81%, -12.16% and -12.16%, respectively, at net asset value. During the same period, the average Pacific region fund returned
-6.57%, according to Lipper, Inc.,1 while the benchmark MSCI All
Country Pacific Free Index fell 4.98%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

The Fund's underperformance relative to its peers and benchmark was largely the result of disappointing stock selection in the producers/manufacturing, financial services and consumer services sectors. In particular, holdings in Japanese financial firms negatively influenced both absolute and relative returns, as did investments in leisure/gaming companies and electronic instruments manufacturers. By country, Japanese and Australian stocks hurt the portfolio despite underweight positions in both nations.

"...stock selection and over
 weight exposure to the
 consumer nondurables
 sector...proved to be the
 lone bright spot..."

On the positive side, stock selection and overweight exposure to the consumer nondurables sector, while down slightly in absolute terms, proved to be the lone bright spot for the portfolio. Industry holdings that supported performance included agriculture, telephone companies and advertising firms. By country, our overweight positions in Indonesia, whose stock market rose 37%, and stock selection in Thailand and the Philippines proved positive.

Top-performing holdings during the reporting period included Philippine Long Distance Telephone Co., the leading supplier of domestic and international telecommunications services in the Philippines, and Thai Union Frozen Products, which specializes in frozen packaged seafood products. Philippine Long Distance benefited from continuing stronger-than-expected results at its Smart subsidiary, the removal of provisions for its Piltel subsidiary, and lower compensation expenses as it continues to substantially reduce headcount. Thai Union gained on strong sales growth of its tuna products, particularly in the European Union and the Middle East. The company is the only supplier of tuna products to the U.S. military, so it also advanced on the prospect of increased war-related spending. Decliners included numerous Japanese companies, such as Nomura Securities, Mitsubishi Tokyo, Sony and Hitachi.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Electronics 25%, the second is Automobiles/trucks 9%, the third Retail 6%, the fourth Finance 5%, and the fifth Leisure 4%.]

FUND MOVES

During the period, based on our assessment of individual stocks' appreciation potential, we shifted assets out of Japan and Australia in favor of opportunities in South Korea and China. We believe easing of tensions with North Korea should help the South Korean stock market regain its footing. Meanwhile, China -- despite the impact of Severe Acute Respiratory Syndrome, or SARS -- continues to experience strong export growth.

[Bar chart at middle of page with heading "Top Countries As a percentage of net assets on 4-30-03." The chart is divided into five sections:
Japan 37%, South Korea 17%, Taiwan 8%, Hong Kong 6% and Singapore 6%. ]

OUTLOOK

On a macro level, geopolitical concerns are currently driving the equity markets. Fundamentals remain weak, especially in Germany, France and Japan. Capital equipment spending is beginning to stabilize, which bodes well for future growth, and inflation remains tame. Although U.S. companies generally have been meeting or beating earnings expectations, international companies are not yet doing so. Positive developments include a stability pact in the European Union that allows higher budget deficits and government spending during exceptional periods, as well as a reform package in Germany tightening unemployment and insurance benefits. Japan was under selling pressure because its fiscal year ended March 31, but we believe this pressure should be abating now that its new fiscal year has begun.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Philippine Long Distance Telephone followed by an up arrow with the phrase "Stronger-than-expected performance; successful cost-control measures. " The second listing is Sony Corp. followed by a down arrow with the phrase "Weak sales and uncertainty regarding planned restructuring." The third listing is Thai Union Frozen Products followed by an up arrow with the phrase "Accelerating sales of tuna products."]

"Currently, Asia is
 posting attractive
 relative trade figures."

Currently, Asia is posting attractive relative trade figures. China, in particular, is experiencing strong export growth. China is a source of production for Taiwan, which has the technological know-how and the customer base while China supplies the manufacturing capacity and labor. Recently, Thailand has been the best-performing market in Asia. Thailand's financial sector is undergoing recovery and the government has placed a fiscal stimulus package in place.

Now that the overhang of Iraq is behind us, we believe the financial markets should begin to normalize and investors should once again reward fundamental strength.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2003

The index used for
comparison is the
Morgan Stanley
Capital International
(MSCI) All Country
Pacific Free Index, an
unmanaged index
composed of compa
nies in Australia, Japan
and certain other
Pacific Basin countries.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                 9-8-87       3-7-94       3-1-99           --

Average annual returns with maximum sales charge (POP)
One year                       -32.22%      -32.74%      -30.55%      -20.97%
Five years                      -4.74%       -4.81%          --        -5.83%
Ten years                       -3.22%          --           --        -5.78%
Since inception                    --        -6.47%       -3.78%          --

Cumulative total returns with maximum sales charge (POP)
Six months                     -16.26%      -16.55%      -13.92%       -4.98%
One year                       -32.22%      -32.74%      -30.55%      -20.97%
Five years                     -21.55%      -21.85%          --       -25.94%
Ten years                      -27.88%          --           --       -44.87%
Since inception                    --       -45.79%      -14.82%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Morgan Stanley Capital International (MSCI) All Country Pacific Free Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Pacific Basin Equities Fund, before sales charge, and is equal to $7,590 as of April 30, 2003. The second line represents the value of the same hypothetical investment made in the John Hancock Pacific Basin Equities Fund, after sales charge, and is equal to $7,212 as of April 30, 2003. The third line represents the Index and is equal to $5,513 as of April 30, 2003.

                                    Class B 1    Class C 1
Period beginning                     3-7-94       3-1-99
Without sales charge                 $5,421       $8,603
With maximum sales charge                --       $8,517
Index                                $5,350       $7,795

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

This schedule is divided into four main categories: common stocks, preferred stocks, warrants and short-term investments. Common and preferred stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.

Securities owned
by the Fund on
April 30, 2003
(unaudited)

SHARES     ISSUER                                                                                               VALUE
COMMON STOCKS 86.21%                                                                                      $14,802,491
(Cost $16,118,391)

Australia 1.82%                                                                                               311,960
   38,900  Aristocrat Leisure, Ltd. (Leisure)                                                                  37,961
   10,200  Australia & New Zealand Banking Group Ltd. (Banks -- Foreign)                                      118,999
    7,000  Commonwealth Bank of Australia (Banks -- Foreign)                                                  119,193
   18,000  Qantas Airways Ltd. (Transportation)                                                                35,807

China 5.30%                                                                                                   910,687
  273,000  BYD Co., Ltd. (Electronics)                                                                        540,816
2,384,000  Sinopec Shanghai Petrochemical Co., Ltd.* (Chemicals)                                              369,871

Hong Kong 5.90%                                                                                             1,014,020
  342,000  China Resources Enterprise Ltd. (Diversified Operations)                                           271,879
   25,500  CLP Holdings Ltd. (Utilities)                                                                      104,301
  661,500  Dickson Concepts International Ltd. (Retail)                                                       100,085
   60,000  Henderson Land Development Co., Ltd. (Real Estate Operations)                                      148,864
  794,000  Ngai Lik Industrial Holding Ltd. (Electronics)                                                     185,289
  177,000  TCL International Holdings Cos., Ltd. (Electronics)                                                 33,135
   78,000  Tingyi Holding Corp. (Food)                                                                         14,102
  271,000  VTech Holdings Ltd. (Telecommunications)                                                           156,365

Indonesia 2.38%                                                                                               408,716
5,325,000  PT Bank Pan Indonesia Tbk (Banks -- Foreign)                                                       144,276
5,255,500  PT Bentoel Internasional Investama Tbk* (Tobacco)                                                   69,682
3,490,500  PT Perusahaan Perkebunan London Sumatra Indonesia Tbk*
           (Agricultural Operations)                                                                          152,924
   88,500  PT Telekomunikasi Indonesia (Telecommunications)                                                    41,834

Japan 36.71%                                                                                                6,302,698
    1,000  Aderans Co., Ltd. (Cosmetics & Personal Care)                                                       18,321
   67,000  Asahi Glass Co., Ltd. (Building)                                                                   356,742
    3,000  Bridgestone Corp. (Rubber -- Tires & Misc)                                                          34,035
    6,000  Daiwa House Industry Co., Ltd. (Building)                                                           36,223
   54,000  Dowa Mining Co., Ltd. (Metal)                                                                      178,853
       43  East Japan Railway Co. (Transportation)                                                            194,701
    5,600  Eneserve Corp. (Utilities)                                                                         196,277
    2,100  Fanuc Ltd. (Electronics)                                                                            85,930
    2,000  Funai Electric Co., Ltd. (Electronics)                                                             201,241
  101,000  Hitachi Ltd. (Electronics)                                                                         337,062
    3,400  Hogy Medical Co., Inc. (Medical)                                                                   143,971
    5,600  Honda Motor Co., Ltd. (Automobiles/Trucks)                                                         185,477
    7,300  Hoya Corp. (Electronics)                                                                           431,536
   54,000  Jeol Ltd. (Instruments -- Scientific)                                                              131,310
    5,000  Kao Corp. (Cosmetics & Personal Care)                                                               91,187
   27,000  Kikkoman Corp. (Food)                                                                              168,212
      620  Kose Corp. (Cosmetics & Personal Care)                                                              19,651
    7,300  Kyocera Corp. (Electronics)                                                                        356,247
    1,200  Mabuchi Motor Co., Ltd. (Electronics)                                                               89,653
       44  Millea Holdings, Inc.* (Insurance)                                                                 285,561
       87  Mitsubishi Tokyo Financial Group, Inc. (Banks -- Foreign)                                          294,717
    1,200  Nintendo Co., Ltd. (Leisure)                                                                        93,778
    4,800  Nissan Motor Co., Ltd. (Automobiles/Trucks)                                                         36,827
      700  Nitto Denko Corp. (Chemicals)                                                                       20,133
       24  NTT DoCoMo, Inc. (Telecommunications)                                                               49,505
    5,000  Olympus Optical Co., Ltd. (Leisure)                                                                 86,576
    6,000  Ricoh Co., Ltd. (Office)                                                                            92,017
    9,900  Shin-Etsu Chemical Co., Ltd. (Chemicals)                                                           296,353
      800  SMC Corp. (Machinery)                                                                               60,238
       36  Sparx Asset Management Co., Ltd. (Finance)                                                         152,440
    7,800  Takeda Chemical Industries, Ltd. (Medical)                                                         285,813
   14,500  THK Co., Ltd. (Machinery)                                                                          133,741
   19,000  Tokai Rika Co., Ltd. (Automobiles/Trucks)                                                          102,440
   36,000  TonenGeneral Sekiyu K.K. (Oil & Gas)                                                               228,811
   24,700  Toyota Motor Corp. (Automobiles/Trucks)                                                            559,198
      500  Uni-Charm Corp. (Cosmetics & Personal Care)                                                         19,914
    1,500  Yamaichi Electronics Co., Ltd. (Electronics)                                                        19,810
    3,000  Yamato Transport Co., Ltd. (Transportation)                                                         33,557
   14,400  Yushin Precision Equipment Co., Ltd. (Machinery)                                                   194,640

Malaysia 3.07%                                                                                                526,815
  205,000  Perusahaan Otomobil Nasional Berhad (Automobiles/Trucks)                                           339,868
   96,000  Telekom Malaysia Berhad (Telecommunications)                                                       186,947

Philippine Islands 2.47%                                                                                      423,903
2,215,300  Ayala Land, Inc. (Real Estate Operations)                                                          211,081
  915,300  Manila Electric Co.* (Utilities)                                                                   178,787
    4,700  Philippine Long Distance Telephone Co.* (Telecommunications)                                        34,035

Singapore 5.67%                                                                                               973,310
1,013,000  Chartered Semiconductor Manufacturing Ltd.* (Electronics)                                          393,653
   86,000  City Developments, Ltd. (Real Estate Operations)                                                   163,708
  343,000  Singapore Exchange Ltd. (Finance)                                                                  235,672
   19,400  Singapore Press Holdings Ltd. (Media)                                                              180,277

South Korea 13.51%                                                                                          2,319,215
   66,600  Hotel Shilla Co., Ltd. (Leisure)                                                                   254,889
   26,700  Hyundai Department Store Co., Ltd. (Retail)                                                        437,309
    3,210  LG Ad, Inc. (Advertising)                                                                           42,668
      680  LG Home Shopping, Inc. (Retail)                                                                     38,673
   11,280  LG Household & Health Care Ltd. (Soap & Cleaning Preparations)                                     160,148
   41,400  Shinhan Financial Group Co., Ltd. (Finance)                                                        408,889
    3,570  Shinsegae Co., Ltd. (Retail)                                                                       426,049
    8,000  SK Telecom Co., Ltd. American Depositary Receipts (ADR)
           (Telecommunications)                                                                               121,600
   91,940  Ssangyong Motor Co.* (Automobiles/Trucks)                                                          395,002
    1,780  You Eal Electronics Co., Ltd. (Telecommunications)                                                  33,988

Taiwan 8.31%                                                                                                1,427,672
  579,000  Eva Airways Corp.* (Transportation)                                                                177,719
   44,000  Largan Precision Co., Ltd. (Leisure)                                                               271,371
   27,000  Nanya Technology Corp.* (Electronics)                                                               14,716
  112,000  Optimax Technology Corp.* (Electronics)                                                            128,514
  375,000  Siliconware Precision Industries Co.* (Electronics)                                                177,496
  108,300  Siliconware Precision Industries Co.* (ADR) (Electronics)                                          258,837
  291,000  Taiwan Semiconductor Manufacturing Co. Ltd.* (Electronics)                                         399,019

Thailand 1.07%                                                                                                183,495
  104,000  Bangkok Expressway Pcl (Building)                                                                   36,147
  300,800  Thai Union Frozen Products Pcl (Food)                                                              147,348

PREFERRED STOCKS 3.56%                                                                                       $611,942
(Cost $556,575)

Japan 0.20%                                                                                                    34,337
6,000,000  SMFG Finance Ltd. (Banks -- Foreign) (R)                                                            34,337

South Korea 3.36%                                                                                             577,605
    4,710  Samsung Electronics Co., Ltd. (Electronics)                                                        577,605

WARRANTS 4.21%                                                                                                722,338
(Cost $739,482)

India 4.21%                                                                                                   722,338
  115,000  Hindustan Lever Ltd.* (Soap & Cleaning Preparations)                                               350,808
    6,300  Infosys Technologies Ltd.* (Computers)                                                             371,530


                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE  (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 2.91%                                                                                 $499,000
(Cost $499,000)

Joint Repurchase Agreement 2.91%
Investment in a joint repurchase agreement transaction
with State Street Bank & Trust Co. -- Date 04-30-03,
due 05-01-03 (Secured by U.S. Treasury Inflation
Indexed Bond 3.875% due 04-15-29, U.S. Treasury
Inflation Indexed Notes 3.875% due 01-15-07 and
3.000% due 07-15-12)                                                           1.280%           $499          499,000

TOTAL INVESTMENTS 96.89%                                                                                  $16,635,771

OTHER ASSETS AND LIABILITIES, NET 3.11%                                                                      $533,888

TOTAL NET ASSETS 100.00%                                                                                  $17,169,659


  * Non-income-producing security.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $34,337 or 0.20% of net assets as of April 30, 2003.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

April 30, 2003
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                          VALUE AS A PERCENTAGE
INVESTMENT CATEGORIES                         OF NET ASSETS
Advertising                                           0.25%
Agricultural Operations                               0.89
Automobiles/Trucks                                    9.43
Banks -- Foreign                                      4.14
Building                                              2.50
Chemicals                                             4.00
Computers                                             2.16
Cosmetics & Personal Care                             0.87
Diversified Operations                                1.58
Electronics                                          24.64
Finance                                               4.64
Food                                                  1.92
Instruments -- Scientific                             0.76
Insurance                                             1.66
Leisure                                               4.34
Machinery                                             2.26
Media                                                 1.05
Medical                                               2.50
Metal                                                 1.04
Office                                                0.54
Oil & Gas                                             1.33
Real Estate Operations                                3.05
Retail                                                5.84
Rubber -- Tires & Misc.                               0.20
Soap & Cleaning Preparations                          2.98
Telecommunications                                    3.64
Tobacco                                               0.41
Transportation                                        2.57
Utilities                                             2.79
Short-term investments                                2.91

Total investments                                    96.89%

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $17,913,448)                           $16,635,771
Cash                                                                      670
Foreign cash at value (cost $527,101)                                 528,259
Receivable for investments sold                                       449,526
Receivable for shares sold                                             95,000
Dividends and interest receivable                                      78,248
Other assets                                                            4,144

Total assets                                                       17,791,618

LIABILITIES
Payable for investments purchased                                     497,385
Payable for shares repurchased                                          2,130
Payable to affiliates                                                  58,681
Other payables and accrued expenses                                    63,763

Total liabilities                                                     621,959

NET ASSETS
Capital paid-in                                                    34,384,832
Accumulated net realized loss on investments
  and foreign currency transactions                               (15,848,143)
Net unrealized depreciation of investments and translation
  of assets and liabilities in foreign currencies                  (1,274,216)
Accumulated net investment loss                                       (92,814)

Net assets                                                        $17,169,659

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($9,032,368 [DIV] 1,110,201 shares)                             $8.14
Class B ($7,489,200 [DIV] 978,115 shares)                               $7.66
Class C ($648,091 [DIV] 84,640 shares)                                  $7.66

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.14 [DIV] 95%)                                             $8.57
Class C ($7.66 [DIV] 99%)                                               $7.74

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
April 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $37,850)              $239,603
Interest                                                                3,938

Total investment income                                               243,541

EXPENSES
Investment management fee                                              81,090
Class A distribution and service fee                                   15,256
Class B distribution and service fee                                   46,337
Class C distribution and service fee                                    4,171
Transfer agent fee                                                     98,246
Custodian fee                                                          35,982
Registration and filing fee                                            20,390
Auditing fee                                                           16,282
Printing                                                                8,735
Accounting and legal services fee                                       4,363
Interest expense                                                        1,081
Trustee's fee                                                             698
Miscellaneous                                                             460
Legal fee                                                                 176

Total expenses                                                        333,267

Net investment loss                                                   (89,726)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on
Investments                                                        (2,111,563)
Foreign currency transactions                                        (162,904)
Change in unrealized appreciation (depreciation) of
Investments                                                           (26,106)
Translation of assets and liabilities in foreign currencies                19

Net realized and unrealized loss                                   (2,300,554)

Decrease in net assets from operations                            ($2,390,280)

1 Semiannual period from 11-1-02 through 4-30-03.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR        PERIOD
                                                          ENDED         ENDED
                                                       10-31-02       4-30-03 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                   ($368,514)     ($89,726)

Net realized gain (loss)                                476,358    (2,274,467)
Change in net unrealized appreciation
  (depreciation)                                     (1,094,526)      (26,087)

Decrease in net assets
  resulting from operations                            (986,682)   (2,390,280)

From Fund share transactions                         (2,622,422)   (2,616,983)

NET ASSETS
Beginning of period                                  25,786,026    22,176,922

End of period 2                                     $22,176,922   $17,169,659

1 Semiannual period from 11-1-02 through 4-30-03. Unaudited.

2 Includes accumulated net investment loss of $3,088 and $92,814, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02     4-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.63       $8.76      $14.46      $14.02       $9.62       $9.23
Net investment income (loss)2                             0.02       (0.09)      (0.14)      (0.08)      (0.10)      (0.02)
Net realized and unrealized
  gain (loss) on investments                             (2.89)       5.79        0.08       (4.32)      (0.29)      (1.07)
Total from
  investment operations                                  (2.87)       5.70       (0.06)      (4.40)      (0.39)      (1.09)
Less distributions
From net investment income                                  --          --       (0.37)         --          --          --
In excess of net investment income                          --          --       (0.01)         --          --          --
                                                            --          --       (0.38)         --          --          --
Net asset value,
  end of period                                          $8.76      $14.46      $14.02       $9.62       $9.23       $8.14
Total return 3 (%)                                      (24.68)      65.07       (0.57)     (31.38)      (4.05)     (11.81) 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $15         $33         $23         $12         $11          $9
Ratio of expenses to
  average net assets (%)                                  2.46        2.37        2.06        2.67        2.57        2.94 5
Ratio of net investment
  income (loss) to average
  net assets (%)                                          0.22       (0.77)      (0.81)      (0.64)      (0.99)      (0.52) 5
Portfolio turnover (%)                                     230         174         258         448         293         148

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          10-31-98    10-31-99    10-31-00    10-31-01    10-31-02     4-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $11.32       $8.47      $13.89      $13.43       $9.15       $8.72
Net investment loss 2                                    (0.04)      (0.17)      (0.25)      (0.15)      (0.17)      (0.05)
Net realized and unrealized
  gain (loss) on investments                             (2.81)       5.59        0.09       (4.13)      (0.26)      (1.01)
Total from
  investment operations                                  (2.85)       5.42       (0.16)      (4.28)      (0.43)      (1.06)
Less distributions
From net investment income                                  --          --       (0.29)         --          --          --
In excess of net investment income                          --          --       (0.01)         --          --          --
                                                            --          --       (0.30)         --          --          --
Net asset value,
  end of period                                          $8.47      $13.89      $13.43       $9.15       $8.72       $7.66
Total return 3 (%)                                      (25.18)      63.99       (1.30)     (31.87)      (4.70)     (12.16) 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $13         $37         $29         $14         $10          $7
Ratio of expenses to
  average net assets (%)                                  3.16        3.07        2.77        3.37        3.27        3.64 5
Ratio of net investment
  loss to average
  net assets (%)                                         (0.48)      (1.47)      (1.51)      (1.36)      (1.69)      (1.25) 5
Portfolio turnover (%)                                     230         174         258         448         293         148

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          10-31-99 6  10-31-00    10-31-01    10-31-02     4-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $9.09      $13.89      $13.43       $9.15       $8.72
Net investment loss 2                                    (0.13)      (0.24)      (0.17)      (0.17)      (0.05)
Net realized and unrealized
  gain (loss) on investments                              4.93        0.08       (4.11)      (0.26)      (1.01)
Total from
  investment operations                                   4.80       (0.16)      (4.28)      (0.43)      (1.06)
Less distributions
From net investment income                                  --       (0.29)         --          --          --
In excess of net investment income                          --       (0.01)         --          --          --
                                                            --       (0.30)         --          --          --
Net asset value,
  end of period                                         $13.89      $13.43       $9.15       $8.72       $7.66
Total return 3 (%)                                       52.81 4     (1.30)     (31.87)      (4.70)     (12.16) 4

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $1          $1          -- 7        $1          $1
Ratio of expenses to
  average net assets (%)                                  3.14 5      2.77        3.37        3.27        3.64 5
Ratio of net investment
  loss to average
  net assets (%)                                         (1.76) 5    (1.48)      (1.48)      (1.69)      (1.28) 5
Portfolio turnover (%)                                     174         258         448         293         148

1 Semiannual period from 11-1-02 through 4-30-03. Unaudited.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Not annualized.

5 Annualized.

6 Class C shares began operations on 3-1-99.

7 Less than $500,000.


See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Pacific Basin Equities Fund (the "Fund") is a diversified series of John Hancock World Fund, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2003.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had no open forward foreign currency exchange contracts on April 30, 2003.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $13,280,111 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires October 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, capital gains and repatriation taxes imposed by certain countries in which the Fund invests, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $200,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management LP. The Fund is not responsible for payment of the subadvisory fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2003, JH Funds received net up-front sales charges of $5,073 with regard to sales of Class A shares. Of this amount, $619 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,075 was paid as sales commissions to unrelated broker-dealers and $1,379 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended April 30, 2003, JH Funds received net up-front sales charges of $1,632 with regard to sales of Class C shares. Of this amount, $1,626 was paid as sales commissions to unrelated broker-dealers and $6 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2003, CDSCs received by JH Funds amounted to $11,702 for Class B shares and $523 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.04% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                 YEAR ENDED 10-31-02         PERIOD ENDED 4-30-03 1
                              SHARES          AMOUNT       SHARES          AMOUNT
CLASS A SHARES
Sold                       1,121,272     $11,813,825      606,875      $5,327,726
Repurchased               (1,180,930)    (12,396,555)    (662,588)     (5,889,872)
Net decrease                 (59,658)      ($582,730)     (55,713)      ($562,146)

CLASS B SHARES
Sold                         508,893      $5,177,571       33,473        $282,745
Repurchased                 (794,841)     (7,929,140)    (254,031)     (2,124,914)
Net decrease                (285,948)    ($2,751,569)    (220,558)    ($1,842,169)

CLASS C SHARES
Sold                         369,684      $3,661,327       46,586        $408,780
Repurchased                 (304,259)     (2,949,450)     (71,767)       (621,448)
Net increase (decrease)       65,425        $711,877      (25,181)      ($212,668)

NET DECREASE                (280,181)    ($2,622,422)    (301,452)    ($2,616,983)

1 Semiannual period from 11-1-02 through 4-30-03. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, including short-term securities and obligations of the U.S. government, during the period ended April 30, 2003, aggregated $28,757,593 and $31,686,830, respectively.

The cost of investments owned on April 30, 2003, including short-term investments, for federal income tax purposes was $18,207,013. Gross unrealized appreciation and depreciation of investments aggregated $564,675 and $2,135,917, respectively, resulting in net unrealized depreciation of $1,571,242. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell
Maureen R. Ford
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER
Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, California 92101

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Pacific Basin Equities Fund.

580SA  4/03
       6/03


                                   SIGNATURES


     Pursuant to the  requirements of the Securities Act of 1933, the Registrant has  caused  this  Registration  Statement  to be  signed  on its  behalf by the
undersigned,   thereunto  duly  authorized,  in  the  City  of  Boston  and  The
Commonwealth of Massachusetts, on the 30th day of June, 2003.

                                       JOHN HANCOCK INVESTMENT TRUST III

                                       By:             *
                                           -----------------------------
                                           Maureen R. Ford
                                           Chairman, President and Chief Executive Officer

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration  has been signed below by the following  persons in the  capacities and on the dates indicated.


        Signature                             Title                                  Date
        ---------                             -----                                  ----

             *                     Chairman, President and Chief Executive Officer
-----------------------            (Principal Executive Officer)
Maureen R. Ford

             *                     Senior Vice President and Chief
-----------------------            Financial Officer
Richard A. Brown


/s/William H. King                 Senior Vice President, Treasurer             June 30, 2003
-----------------------            (Chief Accounting Officer)
William H. King

             *                             Trustee
-----------------------
Dennis S. Aronowitz

             *                             Trustee
-----------------------
John M. DeCiccio

             *                             Trustee
-----------------------
Richard P. Chapman, Jr.

             *                             Trustee
-----------------------
William J. Cosgrove

             *                             Trustee
-----------------------
Richard A. Farrell

             *                             Trustee
-----------------------
William F. Glavin

             *                             Trustee
-----------------------
Dr. John A. Moore

             *                             Trustee
-----------------------
Patti McGill Peterson

             *                             Trustee
-----------------------
John W. Pratt



*By: /s/Susan S. Newton                                                         June 30, 2003
    -------------------
     Susan S. Newton
     Attorney-in-Fact under
     Powers of Attorney dated
     June 23, 2001 and
     September 12, 2001 filed herewith.


John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


                                POWER OF ATTORNEY

         The undersigned Trustee/Officer of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint Susan S. Newton, WILLIAM h. KING, and AVERY P.
MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form
N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of September, 2001.



/s/ Maureen R. Ford                                  /s/Gail D. Fosler
-------------------                                  -----------------
Maureen R. Ford, as Chairman and Chief               Gail D. Fosler
Exective Officer

/s/John M. DeCiccio                                  /s/William F. Glavin
-------------------                                  --------------------
John M. DeCiccio, as Trustee                         William F. Glavin

/s/Dennis S. Aronowitz                               /s/John A. Moore
----------------------                               ----------------
Dennis S. Aronowitz                                  John A. Moore

/s/Richard P. Champman, Jr.                          /s/Patti McGill Peterson
---------------------------                          ------------------------
Richard P. Chapman, Jr.                              Patti McGill Peterson

/s/William J. Cosgrove                               /s/John W. Pratt
----------------------                               ----------------
William J. Cosgrove                                  John W. Pratt

/s/Richard A. Farell
--------------------
Richard A. Farrell





COMMONWEALTH OF MASSACHIUSETTS)
------------------------------
                              )ss
COUNTY OF SUFFOLK             )
-----------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika Nager
                                 --------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------


s:\general\prwattn\01Sept12.doc



Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
John Hancock Cash Reserve, Inc.                                  John Hancock Tax-Free Bond Trust



                                POWER OF ATTORNEY
                                -----------------

         The undersigned Officer of each of the above listed Trusts, each a Massachusetts business trust, or Maryland Corporation, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, AND AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the
Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 23rd day of June, 2001.


                                               /s/Richard A. Brown
                                               -------------------
                                               Richard A. Brown
                                               Chief Financial Officer



Commonwealth of Massachusetts                             )ss
----------------------------------------------------------
COUNTY OF Suffolk                                         )
          ------------------------------------------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika L. Nager
                                 -----------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------


s:\general\prwattn\01June23.doc